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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Video Display Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIDEO DISPLAY CORPORATION
1868 Tucker Industrial Drive
Tucker, Georgia 30084

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 26, 2005

To Our Shareholders:

        The Annual Meeting of Shareholders of Video Display Corporation (the "Company") will be held on Friday, August 26, 2005, at 9:00 a.m., local time, at the Smoke Rise Golf and Country Club, 4900 Chedworth Drive, Stone Mountain, Georgia, for the following purposes:

  1.
  To elect five Directors to serve until the next Annual Meeting of Shareholders or until their successors have been elected and qualified; and

  2.
  To transact such other business as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

        Only shareholders of record at the close of business on July 11, 2005, will be entitled to receive notice of and to vote at the meeting. The transfer books will not be closed. A complete list of the shareholders entitled to vote at the meeting will be available for inspection by shareholders at the offices of the Company immediately prior to the meeting.

        The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at any reconvened meeting following such adjournment.

        Whether or not you plan to be present at the meeting, please complete, date and sign the enclosed proxy and return it promptly. Shareholders who are present at the meeting may revoke their proxy and vote in person if they so desire.

By Order of the Board of Directors,
/s/ Norma J. Mann
Norma J. Mann Secretary

Tucker, Georgia
June 28, 2005

VIDEO DISPLAY CORPORATION
1868 Tucker Industrial Drive
Tucker, Georgia 30084

PROXY STATEMENT
for
ANNUAL MEETING OF SHAREHOLDERS
to be held on August 26, 2005

Information Concerning the Solicitation

        This Proxy Statement, which is first being mailed to shareholders on or about July 22, 2005, is furnished in connection with the solicitation by the Board of Directors of Video Display Corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held on August 26, 2005, at the place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any reconvened meeting following any adjournment thereof (the "Meeting"). The Company's 2005 Annual Report on Form 10-K, including financial statements for the year ended February 28, 2005, accompanies this Proxy Statement.

        The accompanying proxy is solicited by the Board of Directors of the Company (the "Board"). The proxy is revocable at any time before it is exercised. A proxy may be revoked by filing a revoking instrument or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Meeting and voting in person. The shares represented by proxies received by the Board will be voted at the Meeting.

        Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the record date. A majority of the issued and outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted. The vote required for the election of directors is a majority of the votes cast by the shares represented at the meeting and entitled to vote, provided a quorum is present. Consequently, abstentions and broker non-votes will not be counted as part of the base number of votes to be used in determining if the proposal for the election of directors has received the requisite number of base votes for approval. Thus, with respect to the proposal for the election of directors, an abstention or broker non-vote will have no effect.

        The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain officers, directors and employees may, without compensation, solicit proxies by telephone and personal interview. The Company may reimburse brokerage firms and others for expenses incurred in forwarding solicitation material to the beneficial owners of the Company's Common Stock.

Shareholders' Proposals for Next Annual Meeting

        For inclusion in the Proxy Statement and form of proxy for the next annual meeting, shareholder proposals consistent with Rule 14a-8(e) promulgated under the Securities Exchange Act of 1934 must be received by our Secretary at our principal business office on or before March 24, 2006. In order for a shareholder proposal made outside the requirements of Rule 14a-8(e) to be "timely" for the purposes of Rule 14a-4(c), such proposal must be received by our Secretary no later than June 7, 2006.

Outstanding Voting Securities

        The Company has one class of Common Stock, no par value ("Common Stock"), of which 9,707,000 shares were issued and outstanding on June 28, 2005. Each outstanding share is entitled to one vote. The Company also has a class of preferred stock authorized, no shares of which are issued and outstanding at the present time. Only holders of Common Stock of record at the close of business on July 11, 2005, are entitled to vote at the meeting.

PROPOSAL ONE
ELECTION OF DIRECTORS

        There currently are four directors of the Company and one vacancy. Five Directors will be elected at the Meeting, each to serve until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified. The persons named in the accompanying Proxy intend to vote the proxies, if authorized, for the election as directors of the five persons named below as nominees.

        If, prior to the Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

        Our current directors, and Sriram Peruvemba, who is the fifth nominee to be a director, are described below.

        THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL ONE, THE ELECTION OF THESE FIVE NOMINEES AS DIRECTORS.

Name	Age	Present Position with the Company	First Year Serving on Board
Ronald D. Ordway	63	Chairman of the Board, Chief Executive Officer and Director	1975
Ervin Kuczogi	65	President and Director	1998
Peter Frend (2)(3)(4)(5)	34	Director	2003
Carolyn C. Howard (1)(2)(3)(4)	42	Director	2001
Sriram Peruvemba	36	Nominee for Director	N/A

(1)
Chairperson of Audit and Compensation Committees.

(2)
Member of Audit Committee.

(3)
Member of Compensation Committee.

(4)
Member of Nominating & Governance Committee.

(5)
Chairperson of Nominating & Governance Committee.

        Mr. Ordway is a founder of the Company and has served as Chairman of the Board, Chief Executive Officer ("CEO") since 1975.

        Mr. Kuczogi was appointed President of the Company in June 1998. Prior to that time, Mr. Kuczogi served as Vice President of the Company since 1991, when Chroma Video, Inc., a subsidiary of the Company since 1986, was merged into the Company.

        Mr. Frend is a Partner at Mercer Management Consulting, and is part of the firm's Communications, Information & Entertainment practice. During his 13 years with Mercer, his work has spanned a broad range of industries, including information technology, telecommunications, media and entertainment, professional services and transportation. Mr. Frend holds a B.A. (magna cum laude) in economics from Princeton University.

        Ms. Howard has been employed since the late 1980s by Howard Interests, a venture capital firm, of which she is a cofounder and co-manager. She has owned and managed a personnel and staffing firm, held a position in banking with a focus on Fannie Mae/Freddie Mac lending, and she has held positions with securities firms trading and covering institutional accounts. Ms. Howard has acted as CEO and COO of one of New Hampshire's largest food service and bottled water companies, reorganized and renamed the firm and then sold it to Vermont Pure Springs, a publicly traded company.

        Mr. Peruvemba is currently employed as a Senior Manager at Sharp Corporation. Mr. Peruvemba previously held the position of General Manager of Three-Five Systems, a NYSE-listed manufacturer of flat panel displays. His prior service in the display industry included positions as Director of Global Marketing and Business Development for Planar Systems, Inc. and as Vice President of Suntronic Technology Group.

        The Board of Directors has determined that Mr. Frend, Ms. Howard and Mr. Peruvemba are qualified as independent Directors as defined by the NASDAQ listing standards.

        All four of the current directors were elected to their current term of office at the Company's Annual Meeting of Shareholders on August 20, 2004. The terms of office of our directors expire at the next Annual Meeting of Shareholders. The number of Directors of the Company has been fixed at five.

OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Directors' Fees

        The Company's policy is to pay to directors who are not also officers of the Company $1,000 per meeting attended, plus reimbursement of travel expenses. Additionally, the Company issues to non-employee directors options to purchase 3,000 shares of the Company's common stock annually at the market close price on the day of the Company's annual meeting, subject to vesting requirements over a period of one year.

Board Meetings and Attendance

        The Board held two attended meetings and nine via telephone conference during the last fiscal year, with all actions by the Board subsequently ratified by execution of consent resolutions by each member of the Board. During fiscal year 2005, all of the Directors attended at least 75% of the aggregate number of meetings of the Board and meetings of committees of the Board on which they served. Although the Company does not have a policy with regard to Board members' attendance at the Company's annual meetings of stockholders, all of the directors are encouraged to attend such meetings. All of our directors were in attendance at our 2004 Annual Meeting of Stockholders.

Code of Business Conduct and Ethics

        The Company has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers and employees of the Company, including its Chief Executive Officer, Chief Financial Officer and Controller. The Code of Business Conduct and Ethics is available on the Company's website at www.videodisplay.com.

Shareholder Communications with the Board

        Shareholders may contact the Board or any of the individual Directors by writing to them c/o Secretary of the Company, Video Display Corporation, 1868 Tucker Industrial Drive, Tucker, GA 30084. Inquiries sent by mail may be sorted and summarized by the Secretary before they are forwarded to the addressee.

Standing Committees of the Board

Audit Committee

        The Audit Committee is comprised of Carolyn C. Howard (Chairperson) and Peter Frend. The Committee held eight meetings during fiscal 2005. As required by currently applicable listing requirements of NASDAQ, all members are independent. The Board of Directors has determined that Peter Frend is an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission and NASDAQ. The Committee has a charter, referred to as the "Audit Committee Charter" posted on the Investor Relations section of the Company's website (www.videodisplay.com). See "Report of the Audit Committee" herein.

Compensation Committee

        The Compensation Committee is comprised of Carolyn C. Howard (Chairperson) and Peter Frend. The Committee meets as often as it deems necessary. The Compensation Committee administers the Company's Employee Stock Option Plan and also makes recommendations to the Board with respect to the compensation paid to the Chief Executive Officer and other Corporate Officers. The Committee has a charter, referred to as the "Compensation Committee Charter" posted on the Investor Relations section of the Company's website (www.videodisplay.com). See "Report of the Compensation Committee" herein.

Nominating & Governance Committee

        The Nominating & Governance Committee is comprised of Peter Frend (Chairman) and Carolyn C. Howard. The duties of the Nominating & Governance Committee include proposing a slate of Directors for election by the shareholders at each Annual Meeting and proposing candidates to fill vacancies on the Board. The Committee has a charter, referred to as the "Corporate Governance Guidelines" posted on the Investor Relations section of the Company's website (www.videodisplay.com). When appropriate, the Nominating & Governance Committee will conduct research to identify suitable candidates for Board membership, and seeks individuals who could be expected to make a substantial contribution to the Company. It will consider candidates proposed by shareholders. They should be considered able and willing to represent the interests of all shareholders and not those of a special interest group. Any shareholder wishing to propose a candidate for consideration should forward the candidate's name and a detailed background of the candidate's qualifications to the Secretary of the Company.

COMMON STOCK OWNERSHIP

        The following table sets forth certain information regarding the beneficial ownership of Common Stock as of June 28, 2005 with respect to (i) those persons known by the Company to own more than 5% of the outstanding Common Stock of the Company; (ii) each director of the Company; (iii) each executive officer listed in the Summary Compensation Table who is not a director; and (iv) the beneficial ownership of all directors and executive officers as a group. The percentage of beneficial ownership is based on 9,707,000 shares of our common stock outstanding as of June 28, 2005 plus stock options exercisable within 60 days held by the particular person or group. Our only voting security is our common stock. Except as indicated in the footnotes to this table, the persons named have sole voting and investment power over the shares owned by them.

Name and Address of Beneficial Owner	Number of Shares (a)		Percent of Class
Ronald D. Ordway 1868 Tucker Industrial Drive Tucker, Georgia 30084	2,663,608	(b)	27.0%
Jonathan R. Ordway Tucker, Georgia 30084	2,203,000		22.4%
Ervin Kuczogi White Mills, PA 18473	124,800	(c)	1.3%
Carolyn C. Howard Jaffrey Center, New Hampshire	270,396	(d)	2.7%
Peter Frend 1107 Liberty Square Road Boxborough, MA 01719	77,370	(e)	(f )
All Executive Officers and Directors as a group (5 persons)	3,136,174	(g)	31.8%

(a)
Information relating to beneficial ownership of Common Stock is based upon information furnished by each five- percent shareholder, director and executive officer using "beneficial ownership" concepts set forth in rules promulgated by the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934. Except as indicated in other footnotes to this table, each person possessed sole voting and investment power with respect to all shares set forth by his name.

(b)
Includes 480,000 shares owned by Karen W. Ordway, wife of Ronald D. Ordway, as to which Mr. Ordway shares voting and investing power.

(c)
Includes 120,000 shares subject to exercisable stock options.

(d)
Includes 18,000 shares subject to exercisable stock options and 11,836 shares owned by Charles Howard, husband of Carolyn C. Howard, as to which Ms. Howard shares voting and investing power.

(e)
Includes 6,000 shares subject to exercisable stock options.

(f)
Less than one percent.

(g)
Includes 142,000 shares subject to exercisable stock options.

EXECUTIVE OFFICERS

        The following table identifies all persons who served as executive officers and divisional officers of the Company at any time during fiscal year 2005, along with certain information including their ages and positions with the Company:

Name	Age	Present Position with the Company	Officer Since
		Corporate Officers
Ronald D. Ordway	63	Chairman of the Board, Chief Executive Officer and Director	1975
Ervin Kuczogi	65	President	1998
Gregory A. Kittle	38	Chief Financial Officer	2004
		Divisional Officers
Carl Beechler	60	President of Z-Axis, Inc.
Murray Fox	71	Chief Executive Officer of Fox International, Ltd., Inc.
William Frohoff	52	President of Lexel Imaging Systems, Inc.
Arthur V. Mengel	42	President of Aydin Displays, Inc.
Arthur Mengel	70	President of Teltron Technologies, Inc.
David Mutchler	77	President of VDC Display Systems

        All of the executive officers of the Company have served as officers and/or have been employed by the Company for at least the last five years. Each executive officer is elected by the Board, or by the Board of Directors of a subsidiary of the Company, and serves at the pleasure of such Board until his successor has been elected and has qualified, or until his earlier death, resignation, removal, retirement or disqualification.

TRANSACTIONS WITH AFFILIATES

        During fiscal year 2005, the Company leased certain warehouse space from the Chief Executive Officer, Ronald D. Ordway under net operating leases with the terms described below. Rent expense under these leases totaled approximately $314,000, $434,000 and $434,000 in fiscal 2005, 2004 and 2003, respectively.

Facility	Lessor	Annual Base Rent	Expiration of Lease
Corporate Headquarters, Warehouse, Tucker, Georgia	Ronald D. Ordway	$194,000	October 31, 2008
Warehouse, Stone Mountain, Georgia	Ronald D. Ordway	$120,000	December 31, 2007

        The Board believes that the terms of the leases are reasonable and in the best interest of the Company. The Audit Committee has reviewed each of these leases and has determined that the terms of these leases are fair to the Company.

Officers and Shareholders

        During fiscal 2004, the Company consolidated two notes payable to Ronald D. Ordway, resulting in a balance of $8,216,000 at February 29, 2004. The consolidated note was a three year term note with interest due monthly at an annual rate of 6% or prime (4.00% as of February 29, 2004) plus 1%, whichever is higher. The Company executed a new line of credit agreement in November 2004. As part of this agreement, the new credit facility paid off the balance due to Mr. Ordway; accordingly, at February 28, 2005, the balance due to him was $0.

        During fiscal 2004, the Company repaid $80,000 to Murray Fox, resulting in a balance of $75,000 at February 29, 2004. Principal payments of $120,000 were made in fiscal 2005, while an additional $240,000 was borrowed during the fiscal year, resulting in a balance of $195,000 at February 28, 2005. These borrowings bear interest at 6%.

        The Audit Committee has reviewed each of these loans and financings and has determined that their terms are fair to the Company.

EXECUTIVE COMPENSATION AND OTHER BENEFITS

Executive Compensation

        The following table sets forth the annual and long-term compensation for the last three fiscal years for the Company's Chief Executive Officer and President, who were the only executive officers during fiscal year 2005 whose annual salary and bonus exceeded $100,000 (the "Named Executive Officers").

Summary Compensation Table

		Annual Compensation			Long-Term Compensation	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Options/ SARs (#)	All Other Compensation ($)(1)
Ronald D. Ordway Chairman of the Board, and Director	2005 2004 2003	158,000 158,000 158,000	— — —	— — —	— — —	2,000 3,000 3,000
Ervin Kuczogi President and Director	2005 2004 2003	106,000 106,000 106,000	— — —	— — —	— — —	1,000 2,000 2,000

(1)
Amounts of "All Other Compensation" reflect Company matching contributions pursuant to the Company's 401(k) Retirement Plan (a qualified salary deferral plan under Section 401(k) of the Internal Revenue Code.

Aggregated Option/SAR Exercises In Last Fiscal Year
And Fiscal Year-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options/SARs at Fiscal Year-End (#) Exercisable (E) Unexercisable (U)		Value of Unexercised In-the Money Options/SARs at Fiscal Year-End ($)(1) Exercisable (E) Unexercisable (U)
Ervin Kuczogi	—	—	120,000(E	)	$1,667,000(E	)

(1)
Represents the excess of the market value of the shares subject to such options over the exercise price of such options with the fair market value as of February 28, 2005 being $15.29.

Compensation Committee Interlocks and Insider Participation

        Carolyn C. Howard and Peter Frend served as members of the Compensation Committee of the Board of Directors during fiscal 2005. These individuals are not, and were not during the 2005 fiscal year, officers or employees of the Company, nor do they have, and did not have during the 2005 fiscal year, any relationship with the Company requiring disclosure under Securities and Exchange Commission regulations.

Compensation Committee Report on Executive Compensation

        The Compensation Committee has furnished the following report on Executive Compensation:

        The Compensation Committee currently consists of two independent directors, Ms. Carolyn Howard, Chairperson, and Mr. Peter Frend. The roles and responsibilities of the Committee are set forth in a written charter adopted by the Board of Directors. This charter is available from the Company upon request. The Committee reviews and approves the Company's executive and director compensation policies annually, and makes recommendations to the Board regarding the compensation of the Chief Executive Officer. The Committee did not meet formally during the fiscal year ended February 28, 2005, instead conferring informally on compensation issues.

        The Committee's policy, which applies to the Chief Executive Officer and to all other executive officers and directors, is to ensure that Video Display Corporation provides a balanced and competitive compensation package that takes into account its specific needs and circumstances, while maintaining compensation levels comparable to industry standards.

        In the fiscal year 2005, the Committee reviewed and considered its executive officers and director compensation packages. With one exception, discussed below, the Committee determined these compensation packages to be appropriate and in accordance with the aforementioned policy.

        The Committee determined that the compensation package for Mr. Ordway, the Chief Executive Officer, was not reflective of the Committee's guidelines. Given the growth of the Company, the Committee believes Mr. Ordway's salary is below the median of ranges for CEOs of companies to which the Company now is comparable. Given Mr. Ordway's leadership, management and overall individual performance, the Committee has deemed it necessary to re-evaluate Mr. Ordway's compensation package and is currently doing so. In particular, the Committee believes that Mr. Ordway's compensation should be reflective of several areas of Company performance, including growth in revenue and profitability, assimilation of newly acquired business lines and efficient management of growth, as well as other factors. While the Committee has not yet reached a definitive conclusion, it expects to make a recommendation to the full Board, before the close of fiscal 2006, that Mr. Ordway's compensation package more closely reflect the responsibilities and performance of his position.

                      The Compensation Committee

                      Carolyn C Howard, Chairperson
                      Peter Frend

Audit Committee Report

        This Report of the Audit Committee is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

To the Board of Directors:

        The following is the report of the Audit Committee of the Board of Directors of Video Display Corporation with respect to the Company's audited financial statements for the fiscal year ended February 28, 2005.

        The Audit Committee operates under a written charter adopted by the Board. The members of the Committee are currently, Carolyn Howard as Chairperson, and Peter Frend. The Audit Committee directly appoints and evaluates the independent registered public accounting firm of the Company and pre-approves their services and compensation. Management is responsible for the Company's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the PCAOB (US) and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the matters required to be discussed by Statements on Auditing Standards No. 61 (Communications with Audit Committees) and No. 90 (Audit Committee Communications) with the independent registered public accounting firm.

        The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm's independence.

        Based upon the Audit Committee's discussion with management and the independent registered public accounting firm and the Audit Committee's review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended February 28, 2005 filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                      The Audit Committee
                      Carolyn C. Howard, Chairperson
                      Peter Frend

Audit Fees and All Other Fees

        The aggregate fees billed to the Company by BDO Seidman, LLP during fiscal 2005 and fiscal 2004 are summarized below.

        Audit Fees.    Fees for audit services totaled approximately $243,000 in fiscal 2005 and approximately $214,000 in fiscal 2004, including fees associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-Q.

        Audit Related Fees.    Fees for audit related services totaled approximately $37,000 in fiscal 2005 and $7,000 in fiscal 2004. These fees were primarily related to the audit of the Company's 401(k) plan, and in fiscal 2005, consultation regarding financial reporting matters and consultation regarding SEC filing requirements.

        Tax Fees.    Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $63,000 in fiscal 2005 and $85,000 in fiscal 2004.

        All Other Fees.    The Company's independent accountants did not receive fees for other services not described above in fiscal 2005 or 2004.

        The Audit Committee has considered the compatibility of the non-audit services performed by and fees paid to BDO Seidman LLP in fiscal 2005. The Committee has determined that such services and fees are compatible with the independent status of such auditors. During fiscal 2005, BDO Seidman did not utilize any lease personnel in connection with the audit.

        In accordance with the rules of Nasdaq and the SEC, the Audit Committee has the authority to pre-approve all independent audit engagement fees and terms and pre-approve all permitted non-audit engagements. All fiscal 2005 services were pre-approved by the Audit Committee.

COMPENSATION PURSUANT TO PLANS

        In 1992, the Company adopted a 401(k) Retirement Plan that covers substantially all employees. Employee contributions are limited to 15% of each employee's compensation, and the Company may match 50% of up to the first 8% of gross compensation contributed by the employee. The Compensation Committee has recommended that the Company elect to match 50% of the first 4% of gross compensation contributed by each employee for the year ended February 28, 2005.

        The Company has established a stock option plan as a performance incentive program. The options may be granted to key employees at a price not less than fair market value at the time the options are granted and are exercisable beginning on the first anniversary of the grant for a period not to exceed ten years from date of grant. Information on shares authorized for issuance under the stock option plan, as of February 28, 2005, is as follows:

Plan Category	Number of Shares to be Issued Upon Exercise Of Options/SARs	Weighted-average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	272,000	$2.61	263,000

SECTION 16(a) REPORTING

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended February 28, 2005, all Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with.

PERFORMANCE GRAPH

        The following line-graph presentation compares cumulative, five-year shareholder returns of the Company with the NASDAQ Stock Market (U.S. Companies) and an industry group composed of manufacturers of electronic components over the same period (assuming the investment of $100 in the Company's Common Stock, the NASDAQ Stock Market (U.S. Companies) and the industry group on February 29, 2000, and reinvestment of all dividends).

Comparison of Five-Year Cumulative Total Returns
Performance Graph for Video Display Corporation

RELATIONSHIP WITH INDEPENDENT REGISTERED ACCOUNTING FIRM

        The Board of Directors of the Company engaged BDO Seidman, LLP, Atlanta, Georgia, as independent accountants for the Company and its subsidiaries for the fiscal year ended February 28, 2005. BDO Seidman, LLP has served as the Company's independent accountants since 1995. On June 27, 2005 BDO Seidman, LLP notified the Audit Committee that it would decline to stand for reappointment as the Company's independent registered public accounting firm. BDO Seidman, LLP has agreed to continue to serve as the Company's independent registered public accounting firm relative to the Company's financial statements for the quarter ended May 31, 2005 in order to facilitate a smooth transition to a successor firm of independent accountants. The audit committee did not recommend or approve the decision to decline to stand for re-election.

        BDO Seidman, LLP's reports on the Company's financial statements for the fiscal years ended February 29, 2004 and February 28, 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended February 29, 2004 and February 28, 2005, and up to the date of BDO Seidman, LLP's notification of their resignation on June 27, 2005, there has been no disagreement between the Company and BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        On June 10, 2005 BDO Seidman notified the Audit Committee of a material weakness in the Registrant's internal control structure. The areas that were deemed to contain material weakness surrounded the failure to retain financial reporting personnel necessary to properly identify and record in a timely fashion, non-routine transactions and to prepare financial statements and related disclosures timely; and the failure of Management to routinely review and approve on a monthly basis all repetitive and non-repetitive journal entries made at divisional levels, to ensure that all entries were made and calculated properly, which could affect the reported results for the accounting period.

        As disclosed in the Company's Form 10-Q/A for the period ending May 31, 2004, BDO Seidman, LLP previously notified the Audit Committee of a reportable condition in the Registrant's internal control structure. The area that was deemed to contain the reportable condition surrounded insufficient reconciliation procedures involving intercompany transactions in fiscal year 2003. In the third quarter of fiscal 2004, the Company implemented regular monthly transaction reconciliation and review processes in order to enhance its controls and procedures over intercompany transactions.

        The Company has not yet engaged new independent accountants to replace BDO Seidman, LLP. The Audit Committee is in the process of selecting new independent accountants. Management does not expect that a representative of BDO Seidman will be present at the Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by shareholders.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board does not know of any business which will be presented for consideration at the Meeting other than that specified herein and in the Notice of Annual Meeting of shareholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

        THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2005 TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. ALL SUCH REQUEST SHOULD BE SENT TO: CORPORATE SECRETARY (FORM 10-K REQUEST), VIDEO DISPLAY CORPORATION, 1868 TUCKER INDUSTRIAL ROAD, TUCKER, GEORGIA 30084.

Please SIGN, DATE and RETURN the enclosed Proxy promptly.

June 28, 2005

VIDEO DISPLAY CORPORATION
PROXY SOLICITED BY BOARD OF DIRECTORS
ANNUAL MEETING FOR HOLDERS OF COMMON STOCK—AUGUST 26, 2005

The undersigned hereby constitutes and appoints R. D. Ordway and Erv Kuczogi, or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of Shareholders of Video Display Corporation to be held at the Smoke Rise Golf and Country Club, 4900 Chedworth Drive, Stone Mountain, Georgia, on Friday, August 26, 2005, at 9:00 a.m. local time, and any adjournments thereof, and to vote all of the shares of Common Stock of said Corporation which the undersigned could vote, with all powers thereof the undersigned would possess if personally present at such meeting.

Management	(1)	Election of Directors:
		☐ FOR all nominees listed below	☐ AGAINST	☐ ABSTAIN
recommends		(except as indicated)	all nominees below.	from voting.
a vote FOR		If you wish to vote against any individual nominee, strike a line through that nominee's name in the list below: RONALD D. ORDWAY, ERVIN KUCZOGI, PETER FREND, CAROLYN HOWARD and SRIRAM PERUVEMBA
all nominees.
If you wish to abstain from voting for any individual nominee, strike a line through that nominee's name in the list below:
RONALD D. ORDWAY, ERVIN KUCZOGI, PETER FREND, CAROLYN HOWARD and SRIRAM PERUVEMBA
	(2)	In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

(Please sign and date on other side and return in the enclosed envelope)

    THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS SPECIFIED.

      IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES AND "FOR" ALL PROPOSALS.

Dated
Signature
Joint Signature if applicable

Please sign exactly as the name appears on the left. If shares are jointly held, all joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized officer.

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